UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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OneAmerica Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 9, 2016

Re: OneAmerica Socially Responsive Portfolio, a series of OneAmerica Funds, Inc.

Ladies and Gentlemen:

For the reasons described below, OneAmerica Funds, Inc. (the "Fund") has decided to exit the mutual fund business.

In order to make sure current investors in the OneAmerica Socially Responsive Portfolio ("Portfolio") have access to a comparable fund option, the attached proxy statement provides information on the proposed substitution of new options for the Portfolio. The new options should provide reasonable alternatives to your existing investment in the Portfolio. OneAmerica Asset Management ("OAM") and the Fund's management recommended the new options to the Fund's Board of Directors. The Board approved the recommendation unanimously.

The Board recommends that you review the proxy and vote in favor of its proposal. OAM intends to continue to serve as investment adviser to the Funds through the substitution and liquidation the proxy describes. And please remember that you may transfer your assets into another investment option available to you at any time prior to the substitution date.

The decision to exit the mutual fund business was not easy given the Fund's history. In 1990, when many insurance companies were creating their own mutual fund families to service their clients in the 401(a) and 403(b) retirement plan markets, the Fund was organized to support American United Life Insurance Company's ("AUL's") retirement services business. Over time, AUL offered some of the Fund's portfolios in some of its variable insurance products as well. In the Fund's early years, its portfolios performed relatively well and customers had relatively few mutual funds to choose from, so the Fund's portfolios grew in size. However, since the Fund's inception, AUL has added many other mutual funds to its platform to remain competitive. AUL's platform now includes over 600 fund options.

Of course, the retirement services and mutual fund industries have changed dramatically since 1990. Among others, the decision to exit the mutual fund business considered these factors:

•  The number and size of mutual fund options have grown substantially, creating many other fund options to choose from, including funds from very large retail fund operators such as American Funds and Vanguard;

•  Many retirement plan advisors tend to recommend options offered by larger fund families;

•  "Open architecture" and trust-funded retirement plan products tend to favor larger retail fund family options and cannot include any of the Fund's portfolios due to their structure;

•  The cost and burden of federal regulations impacting the mutual fund industry has also grown substantially and further cost and burden is unfortunately expected; and

•  The total size of the Fund's portfolios have decreased over time, especially after the closing of the Fund's Money Market portfolio in 2015 for market and regulatory reasons. Given the other factors described above, we do not consider it likely that this trend will be reversed in the future.

For all of these reasons, the Board unanimously approved plans of substitution and liquidation to exit the mutual fund business. We believe this is in the best interests of our customers, and we recommend that you vote in favor of the substitution proposal described in the proxy.

Sincerely,

John C. Mason
President
OneAmerica Asset Management
Indianapolis, Indiana

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September 9, 2016

Re: OneAmerica Socially Responsive Portfolio, a series of OneAmerica Funds, Inc.

Ladies and Gentlemen:

Attached is a Proxy Statement that relates to a proposed change with respect to the OneAmerica Socially Responsive Portfolio (the "Portfolio"), a series of OneAmerica Funds, Inc., which is an investment option under variable life insurance and variable annuity contracts (each a "Contract") issued by American United Life Insurance Company ("AUL") and funded through various AUL separate accounts ("Separate Accounts").

On August 12, 2016 the Board of Directors (the "Board") of OneAmerica Funds, Inc. considered and approved a Plan of Substitution, pursuant to which shares of a different fund (the "New Option") would be substituted for shares of the Portfolio (the "Substitution") within each Contract, and the Portfolio subsequently would be liquidated.

As the owner of a Contract (or a participant thereunder) with an investment interest in the Portfolio as of August 5, 2016 ("Record Date"), you are entitled to vote on the Plan of Substitution for the Portfolio. If approved by shareholders at the November 17, 2016 meeting, the substitution is expected to occur on or about December 9, 2016, following which the Portfolio will be liquidated. However, the liquidation of the Portfolio is contingent upon shareholder approval of the Plan of Substitution with respect to each class of the Portfolio. If shareholder approval of the Plan of Substitution is not obtained by each class of the Portfolio, any class that obtained shareholder approval may have its shares in the Portfolio substituted for shares of the corresponding New Option.

Those classes in which shareholder approval is not obtained will remain invested in the Portfolio. You may transfer your assets into another investment option available under the Contract at any time prior to the substitution date. If you do not transfer your assets into another investment option and remain invested in the Portfolio on the substitution date, and if the shareholders of the Portfolio approve the proposal, your assets will automatically be transferred to the New Option, as identified in the accompanying Proxy Statement on the substitution date.

The Board and the management of AUL recommend that you vote "For" the Plan of Substitution. Since the Substitution is an insurance company matter, neither the Board nor OneAmerica Asset Management, LLC, the investment adviser of the Portfolio, have any role or responsibility in selecting any New Option or in implementing the Substitution. The rationale for the proposed Plan of Substitution and proposed liquidation of the Portfolio are described in the Proxy Statement from OneAmerica Funds, Inc.

Please read the Proxy Statement and consider it carefully before casting your voting instruction. We appreciate your participation and prompt response in this matter and thank you for your continued support. Your voting instructions are very important regardless of the number of shares for which you may provide voting instructions on the Record Date.

Sincerely,

Stephen L. Due
Secretary and Chief Compliance Officer,
OneAmerica Funds, Inc.
Indianapolis, Indiana

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NOTICE

ONEAMERICA FUNDS, INC.

ONE AMERICAN SQUARE
INDIANAPOLIS, IN 46206
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 17, 2016

Ladies and Gentlemen:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the OneAmerica Socially Responsive Portfolio (the "Portfolio"), a series of OneAmerica Funds, Inc. (the "Fund"), is scheduled for November 17, 2016 at 1:00 p.m., at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as may be adjourned from time to time (the "Meeting"), for the following purposes:

PROPOSAL 1:  To approve a Plan of Substitution providing for the substitution of shares of a different investment company for shares of the Portfolio; and

PROPOSAL 2:  To transact such other business that may properly come before the Meeting, at the discretion of the any officer of the Fund or the proxies or their substitutes.

Shareholders of record at the close of business on August 5, 2016 ("Record Date"), are entitled to notice of, and to vote at, the Meeting. Each share is entitled to one vote, with fractional votes for fractional shares. Please read the enclosed Proxy Statement carefully for information concerning the proposal to be considered at the Meeting.

The Portfolio's only shareholder of record is American United Life Insurance Company ("AUL") (directly or through various separate accounts of AUL). However, AUL will request voting instructions from persons having voting interests under variable life insurance and variable annuity contracts issued by AUL, and will exercise the voting rights attributable to the shares of the Portfolio in proportion to the voting instructions received.

If you do not expect to attend the Meeting, you are requested to complete, sign, and return the enclosed voting instruction promptly. Whether or not you plan to attend the Meeting, please vote by mail, by phone, or via the Internet. Voting instructions must be received by 11:59 p.m. Eastern, on November 15, 2016. Only voting instructions received at the address shown on the enclosed postage paid envelope, via phone, or via the Internet will be counted.

After careful consideration, the Board of Directors of the Fund unanimously approved Proposal 1 and recommends that you instruct AUL to vote "For" Proposal 1.

By Order of the Board of Directors of OneAmerica Funds, Inc.,

Stephen L. Due
Secretary & Chief Compliance Officer,
OneAmerica Funds, Inc.
Indianapolis, Indiana

September 9, 2016

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PROXY STATEMENT

ONEAMERICA FUNDS, INC.
ONE AMERICAN SQUARE
INDIANAPOLIS, IN 46206
1-800-249-6269

SPECIAL MEETING OF SHAREHOLDERS OF THE ONEAMERICA
SOCIALLY RESPONSIVE PORTFOLIO OF ONEAMERICA FUNDS, INC.

November 17, 2016

Relating to the proposed substitution of shares of a different fund for shares of the
OneAmerica Socially Responsive Portfolio, a series of OneAmerica Funds, Inc.

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors ("Board") of OneAmerica Funds, Inc. (the "Fund") for use at a Special Meeting of Shareholders to be held at 1:00 p.m. on November 17, 2016, at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as may be adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying Notice and Voting Instruction Form. As the record shareholder of the OneAmerica Socially Responsive Portfolio (the "Portfolio"), American United Life Insurance Company ("AUL") is requesting voting instructions from persons having voting interests under variable life insurance and variable annuity contracts ("Contracts") issued by AUL, and will exercise the voting rights attributable to the shares of the Portfolio in proportion to the voting instructions received. It is anticipated that the first mailing of the Proxy Statement and related materials will be on or about September 15, 2016.

YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY, INCLUDING THE FORM OF PLAN OF SUBSTITUTION, WHICH IS ATTACHED AS APPENDIX A.

BACKGROUND

The Portfolio is available only as an underlying investment vehicle for Contracts. Contract owners and other persons with voting interests under a Contract ("Investors") who select the Portfolio for investment through a Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. As a technical matter, AUL, which uses the Portfolio as a funding vehicle, is the record shareholder of the Portfolio and the legal owner of the Portfolio's shares. As such, AUL has sole voting power with respect to shares of the Portfolio, but passes through any voting rights to Investors. Accordingly, for ease of reference throughout this Proxy Statement, Investors may also be referred to as "shareholders."

AUL offers Contracts through separate accounts (each a "Separate Account"). Each Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "Investment Company Act"), or is exempt from such registration. Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a "Subaccount") of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act.

In light of the anticipated liquidation of the Portfolio as described in more detail below, these proxy materials solicit shareholder approval of the substitution of shares issued by a different investment company (the "New Option") for shares of the Portfolio in which a Subaccount of each Separate Account currently invests. Following is a list of each AUL Separate Account with a Subaccount that invests in the Portfolio, the products funded through the Separate Accounts, the class(es) of shares of the Portfolio in which each Separate Account invests, and the proposed corresponding New Option (including share class).

Separate Account and Product Name (Product Type)	Class of Shares of the Portfolio	Name of the Corresponding New Option and Class of Shares
AUL American Unit Trust - 403B, 457, 401K	Class O	Neuberger Berman Socially Responsive Class A Load Waived
AUL Group Retirement Annuity Separate Account II - 401K	Class O	Neuberger Berman Socially Responsive Class A Load Waived
AUL American Unit Trust - 403B, 457, 401K	Advisor Class	Neuberger Berman Socially Responsive Class R3
AUL Group Retirement Annuity Separate Account II - 401K	Advisor Class	Neuberger Berman Socially Responsive Class R3

THE LIQUIDATION

The Fund is a corporation organized and existing under the laws of the State of Maryland. Under the Fund's Articles of Incorporation, By-laws, and other applicable laws, the Board may authorize the dissolution, liquidation and termination of the Portfolio, which does not require shareholder approval.

Reasons for the Liquidation

OneAmerica Asset Management, LLC ("OAM"), the investment adviser of the Portfolio, and Fund management have recommended that OAM and the Fund exit the mutual fund business. The Fund incorporated in 1990 to support American United Life Insurance Company's ("AUL") retirement services business. Many insurance companies were creating their own mutual fund families to service their clients via separate accounts in the 401(a) and 403(b) markets. Over time, AUL offered some of the Fund's portfolios in some of its variable insurance products as well.

The Fund's portfolios were created such that they may only accept retirement plan and variable life insurance monies through products sold by AUL. This distinguishes the Portfolio from "retail" mutual funds which are marketed widely.

The retirement services industry has evolved since the Fund's inception. At that time, AUL only offered a small number of mutual funds, including the Fund's portfolios, on its group annuity product platform. Because the Fund's portfolios performed relatively well and customers had relatively few mutual funds to choose from, the Fund's portfolios thrived. However, to remain competitive, AUL has added hundreds of other mutual funds to its group annuity product platform. AUL currently has over 600 mutual funds to choose from, and many of those funds are from "big name" competitors (e.g., American Funds and Vanguard).

AUL does not require a retirement plan to include a Fund portfolio in its investment option line-up. This is due, in part, to market demands. Retirement plan advisers often shy away from products with proprietary fund requirements. Litigation risk also drives the lack of an AUL proprietary fund requirement. There have been a number of lawsuits in recent years where insurance companies have been sued for imposing proprietary fund requirements on retirement plan customers. For these reasons, the Fund's portfolios have steadily lost market share in the last several years.

To further grow its retirement services business, AUL's parent, OneAmerica Financial Partners, Inc. ("OAFP"), determined to offer a "NAV" or "open architecture" trust-funded retirement product to complement AUL's group annuity product. To do so, OAFP first acquired McCready & Keene, Inc. in 2010. In 2013, OAFP acquired the retirement services division of City National Bank through its subsidiary OneAmerica Retirement Services Inc. ("OARS"). In 2015, OARS acquired the retirement services division of BMO Harris Bank N.A. NAV-based products are very popular in the $10M and larger retirement plan market, and that market has become a larger focus of OAFP. NAV-based products offer retail mutual funds as investment options, and the Fund's portfolios are unavailable due to their legal structure.

These factors have combined to result in material declines in the Portfolio's assets. OAM has advised the Board that it does not expect the Portfolio to achieve significant asset growth in the foreseeable future so as to be viable in the long-term. Accordingly, OAM and the Fund's management recommended to the Fund's Board of Directors the liquidation of the Portfolio.

Approval of the Liquidation

AUL advised the Board that it would seek to substitute the New Option for the Portfolio, subject to shareholder approval, if the Board determined to liquidate the Portfolio. A Plan of Liquidation was then presented to the Board and approved at a meeting on August 12, 2016. At that meeting, the Directors, including all of the Directors who are not "interested persons" of the Fund for regulatory purposes (the "Independent Directors"), reviewed the recommendations by OAM and the Fund's management regarding the proposed liquidation of the Portfolio, the information summarized above in Reasons for the Liquidation, the principal terms and conditions of the Plan of Liquidation, and certain other materials provided by OAM and the Fund's management regarding the proposed liquidation. The Board had the assistance of counsel to the Fund and OAM during its review.

The Board determined that if shareholders of the Portfolio approve the Plan of Substitution, the Plan of Liquidation would be in the best interests of the Portfolio and the Portfolio's shareholders. Thus, the Board approved the Plan of Liquidation for the Portfolio, subject to shareholder approval of the Plan of Substitution with respect to each class of the Portfolio, as described in further detail below.

SUMMARY OF THE PLAN OF SUBSTITUTION

The Plan of Substitution provides for the purchase of shares of beneficial interest of the corresponding New Option with the proceeds from the redemption of shares of the Portfolio (the "Substitution"). The Plan of Substitution is structured so as not to result in any dilution of the interests of any shareholders. The terms and conditions under which the proposed substitution transaction may be consummated are set forth in the Plan of Substitution. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. Please refer to Appendix A to review the terms and conditions of a form of Plan of Substitution. The Plan of Substitution may be terminated by resolution of the Board and is subject to certain conditions.

Effect of the Plan of Substitution

If the Plan of Substitution is approved, each shareholder of the Portfolio will beneficially own, immediately after the Substitution, a number of shares of the New Option having the same aggregate net asset value as the value of the shares of the Portfolio beneficially owned by that shareholder immediately prior to the Substitution. Until the date of the Substitution, shareholders of the Portfolio will continue to be able to redeem or exchange their shares. Purchase and redemption requests for the Portfolio received after the Substitution will be treated as requests for the purchase or redemption of shares of the New Option. After the Substitution, shareholders will indirectly bear the fees and expenses of the New Option. The Substitutions will not cause the Contract fees or charges currently being paid by the existing Investor to be greater after the Substitution than before the Substitution. Additionally, the Substitution will not alter in any way either the rights of Investors or the obligations of AUL under the Contracts.

Rationale for the Plan of Substitution

Based upon all the considerations summarized above in Reasons for the Liquidation, OAM and the Fund's management notified AUL of the plan to recommend liquidation of the Portfolio, and OAM and the Fund's management were subsequently informed by AUL that the management of AUL approved the selection of certain appropriate New Options for interests of the Portfolio in the event the Board approved the liquidation of the Portfolio. AUL recommended that the New Options would be appropriate investment vehicles into which to transfer the investments of the Portfolio of Investors who do not exercise their transfer rights prior to the Substitution and liquidation. Neither the Board nor OAM were involved in AUL's decision to select the New Options.

In approving the proposed Plan of Substitution, the Board considered a number of relevant factors, including, but not limited to: that the Substitution will take place at relative net asset value per share; that the Substitution will not impact fees, charges or rights under the Contracts; the comparative investment objectives, policies, restrictions and expense ratios of the New Options and the Portfolio and the process through which the New Option were selected; and the free transfer rights associated with the Substitution. While individual Directors may have weighed certain factors or information differently, the Board's decision to recommend the Plan of Substitution was based on a consideration of the information provided to the Directors throughout the year, as well as information furnished specifically in connection with the Plan of Substitution review and consideration.

The Plan of Substitution is being proposed to provide shareholders with another comparable mutual fund investment option, the New Option, in light of the proposed liquidation of the Portfolio. The New Option is intended to correspond as closely as possible to the investment objective, style and risk of the Portfolio. With respect to differences in portfolio expenses, the Board considered that the net portfolio expenses of each New Option is lower than the corresponding class of the Portfolio and that the Substitution will not cause the Contract charges currently being paid by the existing Investors to be greater after the Substitution than before the Substitution. The Board further considered the benefits AUL, OAM or their affiliates may realize as a result of the Plan of Substitution, and, in particular, the higher distribution fees they would receive on assets under the New Options as compared to the fees they currently receive on those assets as part of the Portfolio. The Board considered that the New Options have had better long-term performance than the Portfolio. In terms of performance comparisons between Class O of the Portfolio and the corresponding New Options, the five-year performance record of New Options for the period ended December 31, 2014 exceeded that of Class O of the Portfolio. In terms of performance comparisons between Advisor Class of the Portfolio and the corresponding New Option, the one- and five-year performance record of New Options for the period ended December 31, 2014 exceeded that of Advisor Class of the Portfolio. The Board determined that, in light of the lower net portfolio expenses of the New Options, the similarity of investment objective, style and risk between the New Options and the Portfolio, the New Options' better performance record, and Investors' ability to freely select other investment options within their Contract other than the New Options prior to the Substitution, the Plan of Substitution would be in the best interests of the Portfolio and Portfolio shareholders. Thus, the Board recommends that Investors vote in favor of the Plan of Substitution.

Rationale for Selection of the New Options

Quantitative return and risk measurements were utilized to select the New Option. These measurements included but were not limited to: prospectus net expense ratio, total return percentage rankings, volatility rank percentage, upside/downside capture ratios, sharpe ratios, alpha, beta, and R squared. Qualitative measurements such as manager tenure and style box consistency were also utilized. Incorporating these measurements, the New Option was chosen to correspond as closely as possible to the current portfolio's expense, investment objective, style and risk.

Expenses of the Liquidation and Substitution

AUL and/or OAM will bear all of the expenses of the Liquidation and Substitution, including, but not limited to, the following: preparation of proxy materials, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, any necessary filings with the SEC, legal fees, accounting fees, expenses of holding shareholders' meetings, and brokerage fees and certain other transaction costs associated with the sale of holdings of the Portfolio prior to Liquidation. Any brokerage fees and transaction costs associated with the purchase of portfolio holdings by the New Option as a result of the Substitution, are not considered expenses of the Substitution.

Tax Considerations: The Substitution will be a Non-taxable Event for Investors

Implementation of the Plan of Substitution will not cause the shareholders who invest in the Portfolio or the New Option to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Plan of Substitution.

Potential Benefits to the Adviser and its Affiliates

AUL, OAM or their affiliates may realize benefits as a result of the Plan of Substitution and may be faced with potential conflicts of interest relating to the proposed Substitution. For example, the Substitution would relieve OAM of its current undertaking to subsidize the Portfolio. Under the selling agreement with Neuberger Berman, AUL, OAM or their affiliates are compensated 0.35% (0.25% for distribution/12b-1 services and 0.10% for sub-transfer agent services) for the Class A shares and 0.65% (0.50% for distribution/12b-1 services and 0.15% for sub-transfer agent services) for the Class R3 shares on the average annual daily net assets. For a comparison of the compensation currently provided by the Portfolio to AUL, OAM or their affiliates, please see the COMPARISON OF FEES AND EXPENSES below for further details.

Comparison of the Portfolio and the New Options

The following is a summary comparison of certain facts relating to each class of the Portfolio and the corresponding New Option (see COMPARISON OF INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND PRINCIPAL RISKS below for further details):

•  The Portfolio and the New Options have similar investment objectives. The Portfolio seeks to provide long-term capital appreciation and current investment income as a secondary objective. The New Options seek long-term growth of capital by investing primarily in securities of companies that meet each New Option's financial criteria and social policy.

•  The Portfolio and the New Options have similar investment strategies. The Portfolio primarily invests in equity securities that are selected based on fundamental investment research and long-term growth prospects, attractive relative valuations and sensitivity to socially responsible principles. In particular, the Portfolio will typically avoid investments in the following types of companies: companies that are engaged in the manufacture of tobacco; companies that derive a significant portion of their revenues from the manufacture of alcohol; companies that are involved in gambling as a primary line of business; companies whose activities include direct participation in abortion; and companies that derive a significant portion of their revvenues from activities that promote pornography. Each New Option invests primarily in common stocks of mid- to large-capitalization companies that meet each New Option's social policy. Each New Option endeavors to avoid companies that derive revenue from gambling or the production of alcohol, tobacco, weapons, or nuclear power. Each New Option also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military. See COMPARISON OF INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND PRINCIPAL RISKS below for further details.

•  In terms of performance comparisons between Class O of the Portfolio and the corresponding New Options, the one-, five-, and ten-year performance record of New Options for the period ended December 31, 2014 exceeded that of Class O of the Portfolio. In terms of performance comparisons between Advisor Class of the Portfolio and the corresponding New Option, the five- and ten-year performance record of New Options for the period ended December 31, 2014 exceeded that of Advisor Class of the Portfolio. See COMPARISON OF FUND PERFORMANCE below for further details.

•  The New Options have lower total annual operating expense ratio as compared to the corresponding class of the Portfolio. See Potential Benefits to the Adviser and Its Affiliates above for further details regarding the benefits AUL, OAM or their affiliates may realize as a result of the Plan of Substitution, and, in particular, the higher distribution fees they would receive on assets under the New Options as compared to the fees they currently receive on those assets as part of the Portfolio. See COMPARISON OF FEES AND EXPENSES below for further details.

Purchases and Transfers of Premiums

If the Plan of Substitution is approved by shareholders, purchases and transfers into the Portfolio may be accepted until the close of business on the date of substitution, which is anticipated to be on or about December 9, 2016 ("Substitution Date"). Shareholders may transfer out of the Portfolio at any time up until the close of business on the Substitution Date. Any shares of the Portfolio held at the close of business on the Substitution Date will automatically be substituted with shares of the corresponding New Option. AUL has advised the Fund that all orders associated with new premiums or transfers (purchases and redemptions) relating to the Portfolio will be deemed a request for the purchase or redemption of shares of the corresponding New Option after the Substitution Date.

At any time prior to the Substitution Date, shareholders may transfer their interests in the Portfolio to any of the other investment options offered under their Contract, subject to the terms of the relevant Contract prospectus and Contract, and no transfer fees or other charges will be imposed. Following the Substitution, shareholders who had any remaining interests transferred from the Portfolio to the New Option may transfer among any of the remaining investment options in accordance with the terms of the Contracts, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under the Contracts, provided that the transfer occurs no later than 90 days after the Substitution Date.

Failure to Approve the Proposal

If shareholders attributable to any share class of the Portfolio do not approve the Plan of Substitution, the Plan of Substitution will not be implemented with respect to that class, and the Plan of Liquidation also will not be implemented. If shareholder approval of the Plan of Substitution is not obtained by all classes of the Portfolio, any class that obtained shareholder approval may have shares of the corresponding New Option substituted for shares of the Portfolio. Accordingly, those classes for which shareholder approval of the Plan of Substitution is not obtained will remain invested in the Portfolio. In that case, the Board would then meet to consider what, if any, steps to take with respect to the Portfolio.

COMPARISON OF INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Below is a comparison of the current investment objectives, investment strategies and principal risks of the Portfolio and the New Option.

The information below and further information about the Portfolio or the New Option can be found in the relevant fund's Prospectus and Statement of Additional Information ("SAI"). You may obtain free copies of the Portfolio's documents at www.oneamericafunds.com or by writing to OneAmerica Funds, Inc., at One American Square, Indianapolis, Indiana 46206. You may also call 1-800-249-6269 to request copies. You may obtain free copies of the corresponding New Option's documents by sending an email request to fundinfo@nb.com or by calling 1-877-628-2583 to request copies. A copy of the summary prospectus for the corresponding New Option accompanies this Proxy Statement, and qualifies the following summary in its entirety.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

	OneAmerica Socially Responsive Portfolio (Class O & Advisor Class)	Neuberger Berman Socially Responsive (Class R3 & Class A Load Waived)
Investment Objective	Seeks to provide long-term capital appreciation and current investment income as a secondary objective.	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's financial criteria and social policy.
Principal Investment Strategies	The Portfolio primarily invests in equity securities that are selected based on fundamental investment research and long-term growth prospects, attractive relative valuations and sensitivity to socially responsible principles. The Portfolio uses a "multi-capitalization" approach, meaning it may invest in companies of any size, from large, well-established companies to smaller companies with market capitalizations below one billion dollars, and may change the composition of its investments depending on the outlook for the economic environment and the markets. The Portfolio may also invest in securities issued by foreign companies.
The Portfolio focuses on securities of companies that are sensitive to socially responsible principles, although the social criteria for the Portfolio are not fundamental and may be changed without the approval of shareholders.
In particular, the Portfolio will typically avoid investments in the following types of companies:
• Companies that are engaged in the manufacture of tobacco;
• Companies that derive a significant portion of their revenues from the manufacture of alcohol;	To pursue its goal, the Fund invests primarily in common stocks of mid- to large-capitalization companies that meet the Fund's social policy.
The Fund seeks to reduce risk by investing across many different industries.
The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection, with a long term perspective. They look for solid balance sheets, strong management teams with a track record of success, good cash flow and the prospect for above-average earnings growth. They seek to purchase the stock of businesses that they believe to be well positioned and undervalued by the market. Among companies that meet these criteria, the Portfolio Managers look for those that show leadership in environmental concerns, and progressive workplace practices including diversity and community relations.
In addition, the Portfolio Managers typically look at a company's record in public health and the nature of its products. The Portfolio Managers judge firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these

• Companies that are involved in gambling as a primary line of business;
• Companies whose activities include direct participation in abortion; and
• Companies that derive a significant portion of their revenues from activities that promote pornography.
In addition to extensive fundamental analysis, the Investment Adviser also uses technical analysis. Its purpose is not to make investment decisions, but rather to assist in the timing of trading decisions.	judgments are inevitably subjective, the Fund endeavors to avoid companies that derive revenue from gambling or the production of alcohol, tobacco, weapons, or nuclear power. The Fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military.
Please see the Statement of Additional Information for a detailed description of the Fund's social investing policies.
Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.
The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company's business fails to perform as expected, or when other opportunities appear more attractive.
The Fund may change its goal without shareholder approval, although it does not currently intend to do so. As a socially responsive fund, the Fund is required by the federal securities laws to have a policy, which it cannot change without providing investors at least 60 days' written notice, of investing at least 80% of its net assets in equity securities selected in accordance with its social policy. In practice, the Portfolio Managers' current intention is to hold only equity securities selected in accordance with the Fund's social investing policies. The 80% test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.
Valuation Sensitive Investing. In addition to employing traditional value criteria – that is, looking for value among companies whose stock prices are below their historical average, based on earnings, cash flow, or other financial measures – the Portfolio Managers may buy a company's shares if they look more fully priced based on Wall Street consensus estimates of earnings, but still inexpensive relative to their estimates. The Portfolio Managers look for these companies to rise in price as they outperform Wall Street's expectations, because they believe some aspects of the business have not been fully appreciated or appropriately priced by other investors.

PRINCIPAL RISKS

OneAmerica Socially Responsive Portfolio (Class O & Advisor Class)	Neuberger Berman Socially Responsive (Class R3 & Class A Load Waived)
Principal Risks	An investment in the Portfolio involves risk, including possible loss of the principal amount invested; therefore, you could lose money by investing in the Portfolio. The Portfolio is subject to the general risk that its investment objective or objectives will not be achieved, or that a portfolio manager will make investment decisions or use strategies that do not accomplish their intended goals. In addition, the principal risks of investing in the Portfolio are:
Capitalization Risk. The Portfolio may be particularly subject to the potential risks and volatility of investing in equities. During an overall stock market decline, stock prices of small or medium-capitalization companies often fluctuate more and may fall more than stock prices of larger-capitalization companies. To the extent that the Portfolio invests in stocks of small and medium-capitalization companies, stocks of those companies have subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, the Portfolio may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their securities. Risks posed by investing in the equities of foreign issuers may be particularly acute with respect to issuers located in lesser developed, emerging market countries.
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage, operating leverage and reduced demand for the issuer's goods or services.
Manager Risk. The manager's selection of securities for the Portfolio may cause the Portfolio to underperform other funds or benchmarks.
Market Risk. Although equities historically have outperformed other asset classes over the long-term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.	Most of the Fund's performance depends on what happens in the stock market. The market's behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund's performance:
Currency Risk. Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates. They may be especially subject to interest rate risk, as well as prepayment risk/extension risk.
Socially Responsible Investing Risk. There is a risk that, due to the inclusion of social criteria in selecting securities, the return of the Portfolio may be lower than if investment decisions were based solely on investment considerations.
Value Investing/Style Risk. If at any time the market does not favor the Portfolio's investment style, the Portfolio's gains may not be as big as, or its losses may be bigger than other equity funds using different investment styles. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by the Portfolio managers may not perform as anticipated because stocks that appear undervalued may remain undervalued indefinitely, or may, in fact, be fairly valued.	Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
The Fund's portfolio may contain fewer securities than the portfolios of other mutual funds, which may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Mid- and Large-Cap Companies Risk. At times, mid- and large-cap companies may be out of favor with investors. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. Compared to larger companies, midcap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Operational Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, systems and technology disruptions or failures, or cybersecurity incidents. It is not possible for the Manager or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Recent Market Conditions. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a rate increase on various markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund's exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund's investment program.
Risk of Increase in Expenses. A decline in the Fund's average net assets during the current fiscal year due to market volatility or other factors could cause the Fund's expenses for the current fiscal year to be higher than the expense information presented in "Fees and Expenses."
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Social Investing Risk. The Fund may underperform similar funds that do not have a social policy because the Fund's social policy could cause it to sell or avoid stocks that subsequently perform well.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

COMPARISON OF FEES AND EXPENSES

The following discussion describes and compares the fees and expenses, (presented as an annual rate of average daily net assets of each respective fund), before and after applicable expense reimbursements, which shareholders paid in connection with investing in the Portfolio and the New Options during the last fiscal year.

The Portfolio – Class O

	Portfolio	New Option
	Socially Responsive	Neuberger Berman Socially Responsive A (LW)
Classes	Class O	Class A Shares
Management Fees	0.70%	0.73%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.79%	0.07%
Total Annual Portfolio Operating Expenses	1.49%	1.05%
Fee Waiver	(0.29)%[1]	N/A
Total Annual Portfolio/Fund Operating Expenses After Fee Waiver	1.20%	1.05%

1  OAM, as Investment Adviser for the OneAmerica Socially Responsive Portfolio, has contractually undertaken to limit the Portfolio's expenses through, April 30, 2017 by waiving fees and/or reimbursing certain expenses of the Fund so that the Portfolio's total annual ordinary operating expenses do not exceed 1.20 percent for Class O Shares.

The Portfolio – Advisor Class

	Portfolio	New Option
	Socially Responsive	Neuberger Berman Socially Responsive A (LW)
Classes	Advisor Class	Class R3 Shares
Management Fees	0.70%	0.73%
Distribution and/or Service (12b-1) Fees	0.30%	0.50%
Other Expenses	0.80%	0.06%
Total Annual Portfolio Operating Expenses	1.80%	1.29%
Fee Waiver	(0.30)%[1]	N/A
Total Annual Portfolio/Fund Operating Expenses After Fee Waiver	1.50%	1.29%

1  OAM, as Investment Adviser for the OneAmerica Socially Responsive Portfolio, has contractually undertaken to limit the Portfolio's expenses through, April 30, 2017 by waiving fees and/or reimbursing certain expenses of the Fund so that the Portfolio's total annual ordinary operating expenses do not exceed 1.50 percent for Advisor Class Shares.

COMPARISON OF FUND PERFORMANCE

The bar charts below show how each of the Portfolio's and the New Option's performance has varied and provides some indication of the risk of investing in the Portfolio and the New Option. Returns do not reflect fees and expenses of any Contract, and would be lower if they did. Past performance is not a guarantee of future results.

Year-by-Year Total Returns

The Portfolio – Class O

The bar chart below shows the performance of Class O shares of the Portfolio from year to year for the last eight (8) calendar years.

Annual Returns, Class O Shares (by calendar year 2007-2014)

Highest/Lowest quarterly results during the this time period for the Class O shares were: Highest: 19.2 percent (quarter ended September 30, 2009) Lowest: -24.2 percent (quarter ended December 31, 2008)

New Option – Neuberger Berman Socially Responsive Class R3

The bar chart below shows the performance of Class R3 shares of the New Option from year to year for the last ten (10) calendar years.

Annual Returns, Class R3 Shares (by calendar year 2005-2014)

Highest/Lowest quarterly results during the this time period for the Class R3 shares were: Highest: 15.29 percent (quarter ended June 30, 2009) Lowest: -26.61 percent (quarter ended December 31, 2008)

New Option – Neuberger Berman Socially Responsive Class A

The bar chart below shows the performance of Class A shares of the New Option from year to year for the last ten (10) calendar years.

Annual Returns, Class A Shares (by calendar year 2005-2014)

Highest/Lowest quarterly results during the this time period for the Class A shares were: Highest: 15.39 percent (quarter ended June 30, 2009) Lowest: -26.62 percent (quarter ended December 31, 2008)

Average Annual Total Returns

The table below compares the performance of the Portfolio and each New Option.

	One Year	Five Years	Ten Years	Since Inception
Portfolio:
OneAmerica Socially Responsive Portfolio Class O	9.17%	11.31%	N/A	4.74%
OneAmerica Socially Responsive Advisor Class	8.87%	11.01	N/A	4.44%
New Option:
Neuberger Berman Socially Responsive Class R3[1]
Return Before Taxes	10.02%	14.62%	7.64%	N/A
Return After Taxes on Distributions	5.89%	13.13%	6.76%	N/A
Return After Taxes on Distributions and Sales of Fund Shares	8.90%	11.69%	6.17%	N/A
Neuberger Berman Socially Responsive Class A Load Waived[2]
Return Before Taxes	3.96%	13.53%	7.15%	N/A

1  The above performance is that of the Fund's Investor Class prior to 5/27/2009. Because Investor Class has lower expenses than Class R3, its performance typically would have been better than that of Class R3. Returns would have been lower/higher if Neuberger Berman Investment Advisers LLC had not reimbursed/recouped certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

2  For Class A, the performance prior to 5/27/2009 is that of the Neuberger Berman Socially Responsive Fund's Investor Class. Because Investor Class has lower expenses than Class A, its performance typically would have been better than that of Class A. Returns would have been lower/higher if Neberger Berman Investment Advisers LLC had not reimbursed/recouped certain expenses and/or waived a portion of the investment management fees during certai of the periods shown.

MANAGEMENT OF THE PORTFOLIO AND NEW OPTIONS

Portfolio

OneAmerica Asset Management, LLC is the investment adviser to the Portfolio. The address of OAM is One American Square, Indianapolis, Indiana 46206. OAM is a limited liability company existing under the laws of the State of Indiana. The sole member of OneAmerica Asset Management, LLC, is OneAmerica Financial Partners, Inc.

As of January 1, 2013, the Fund's former investment adviser, AUL, ceased its operations as an investment adviser. OAM succeeded AUL as the Fund's investment adviser, and generally has succeeded to AUL's investment advisory business.

Under the investment advisory agreement, OAM is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of the Portfolio. The aggregate annual fees paid by the Portfolio to OAM as a percentage of average daily net assets is 0.70%.

New Options

Neuberger Berman Investment Advisers LLC. ("Neuberger Berman") is the investment advisor to both of the New Options.

Under its investment advisory agreement, Neuberger Berman is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of the New Options. The aggregate annual fees paid by each New Option to Neuberger Berman as a percentage of average daily net assets is 0.73%.

GENERAL INFORMATION ABOUT THIS PROXY

Other Fund Service Providers

The Bank of New York Mellon, located at 101 Barclay Street, 13th Floor, New York, New York 10286, serves as the Fund's administrator, fund accountant and custodian. US Bancorp Fund Services, LLC (US Bancorp), located at 615 E Michigan Street, Milwaukee, WI 53202, serves as the Fund's transfer agent.

Voting Information

Shareholders of record at the close of business on August 5, 2016 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Shares of each class of the Portfolio have equal voting rights and privileges with all other shares of the Portfolio. Shares of the Portfolio entitle their holders to one vote per share, with proportional voting for fractional shares.

The shares of the Portfolio are sold to the Separate Accounts to serve as the investment medium for the Contracts. Although AUL is the legal owner of the shares of the Portfolio, AUL will request voting instructions from persons having voting interests under a Contract and will exercise the voting rights attributable to all of the shares of the Portfolio attributable to a Separate Account held by AUL in proportion to the voting instructions received with respect to such Separate Account. This means that a small number of voting instructions may dictate the results of any vote. As of the close of business on the Record Date, AUL American Unit Trust (registered separate accounts of AUL), as well as the AUL Group Retirement Annuity Separate Account II (unregistered separate accounts of AUL), and AUL were the sole shareholders of record of the Portfolio. Shares of each class of the Portfolio held by AUL for its own account will be voted in the same proportions as all shares for which instructions have been received from other Investors investing in that respective class of the Portfolio.

In addition to the solicitation of proxy cards by mail, officers and employees of OAM, the Portfolio's investment advisor, or its affiliates may solicit proxy instructions in person, by telephone, and electronically, including through the internet to discuss Proposal 1. In connection with the solicitation of voting instructions, it is expected that AUL will furnish a copy of this Proxy Statement to persons having the voting interest under a Contract. In the case of a Contract acquired in connection with certain types of retirement plans, AUL may furnish the Contract owner with sufficient copies of this Proxy Statement for all participants under a Contract with any voting interest thereunder.

The persons permitted to give instructions and the number of shares for which such instructions may be given for purposes of voting at the Meeting will be determined as of the Record Date.

To vote, you may sign and mail the Voting Instruction Form received with the Proxy Statement, dial toll-free 1-888-227-9349 to reach an automated touchtone voting line, go to the website www.proxyonline.com and follow the instructions provided on the website, or attend the Meeting in person. Voting Instruction Forms must be received by 11:59 p.m. Eastern, on November 15, 2016. Timely and properly executed Voting Instruction Forms will be voted (or not voted) as instructed. If no specification is made, a properly executed Voting Instruction Form will be voted in favor of Proposal 1. You may revoke your instructions at any time prior to their exercise by written notice addressed to Stephen L. Due at One American Square, Indianapolis, Indiana 46206, by execution of a subsequent Voting Instruction Form, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered Voting Instruction Form. Additionally, any voting instructions may be revocable at the pleasure of the person providing the instructions or of his / her personal representatives or assigns.

The number of shares (and votes) of the Portfolio, $0.001 par value, that were outstanding as of the Record Date, as well as the shares that were directly owned by AUL and held in its general account as of the Record Date, are set forth in the following table.

Fund and Share Class	Separate Account Name	Shares Held Per Account
OneAmerica Socially Responsive Portfolio Advisor Class	AUL American Unit Trust	13,427.38
	AUL Group Retirement Annuity Separate Account II	6,865.13
	AUL Seed Shares	210,705.32
	Total OneAmerica Socially Responsive Class O Shares Outstanding	230,997.83
	Total OneAmerica Socially Responsive Class O Shares held by AUL	230,997.83
Fund and Share Class	Separate Account Name	Shares Held Per Account
OneAmerica Socially Responsive Portfolio Advisor Class	AUL American Unit Trust	73,280.84
	AUL Group Retirement Annuity Separate Account II	5,351.82
	AUL Seed Shares	204,767.97
	Total OneAmerica Socially Responsive Advisor Class Shares Outstanding	283,400.63
	Total OneAmerica Socially Responsive Advisor Class Shares Held by AUL	283,400.63

Following is information about shareholders who are known to be entitled to give voting instructions with respect to 5% or more of the shares of the Portfolio as of the Record Date:

Ownership of OneAmerica Socially Responsive Portfolio Class O

Record Owner	Beneficial	% Holdings
AUL American Unit Trust	G76396 - Michigan School of Professional Psychology	50.64%
	G62337 - Retirement Investment Plan of The Fellowship of Grace Brethren	16.60%
	G76497 - PCRM Retirement Savings Plan	7.99%
AUL Group Retirement Annuity Separate Account II	G75107 - Claremont Unified School District	80.44%
	G74781 - San Mateo Union High School District	19.56%

Ownership of OneAmerica Socially Responsive Portfolio Advisor Class

Record Owner	Beneficial	% Holdings
AUL American Unit Trust	G75542 - Retirement Pension Plan of the Southern Methodist Church	42.86%
	G74798 - Legal Aid Foundation of Los Angeles Tax Deferred Annuity Plan	17.25%
	G75512 - Portland Public Schools 403(B) Plan	15.10%
AUL Group Retirement Annuity Separate Account II	G36847 - Eisenhower Medical Associates 401(K) Profit Sharing Plan	89.37%

The presence in person or by proxy of the holders of one-third of the shares of the stock of the Fund entitled to vote constitutes a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes. Because AUL is the sole legal holder of the Fund's shares, the Meeting will have a quorum provided that AUL attends the meeting or submits a proxy.

In the event that a quorum is present at the Meeting but sufficient votes to approve Proposal 1 are not received, any officer of the Fund or proxy may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions or to obtain the vote required for approval of Proposal 1.

Required Vote

The approval of the Plan of Substitution (Proposal 1) with respect to a class of the Portfolio requires the vote of a majority of the shares attributable to the class of the Portfolio represented at the Meeting at which a quorum is present, which means the lesser of (A) 67% or more of the shares of the class present at a meeting, if the holders of more than 50% of the class entitled to vote are present or represented by proxy, or (B) more than 50% of the class entitled to vote.

Expense Information

The expense of preparing, printing and mailing the enclosed Voting Instruction Form and accompanying Notice and Proxy Statement will be borne by AUL and/or OAM. AUL and/or OAM will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, the Internet or personal interview by the Fund's officers or agents. AST Fund Solutions, LLC has been hired by AUL and/or OAM at its expense to conduct this proxy solicitation at an estimated cost of $1,248.

Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Meeting, but should any matter incidental to the conduct of the Meeting arise, AUL will vote thereon according to its best judgment.

Shareholders' Proposals

As a general matter, the Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a future meeting of Fund shareholders should send the proposals to the Fund at Attn: Stephen L. Due, P.O. Box 368, Indianapolis, Indiana 46206, so as to be received in a reasonable time before a proxy solicitation for the next meeting is made. However, shareholder proposals that are submitted in a timely manner will not necessarily be included in the proxy materials. Inclusion of such proposals is subject to limitations under federal securities laws. Persons named as proxies for a subsequent shareholders' meeting will vote at their discretion with respect to proposals submitted on an untimely basis.

Important Notice Regarding the Availability of Materials for the Shareholder Meeting to be Held on November 17, 2016. The annual and semi-annual reports to shareholders of the Portfolio, the former of which includes audited financial statements of the Portfolio, have previously been sent to Contract owners. Upon request, a copy of this Proxy Statement and the most recent annual and semi-annual reports can be obtained at no cost. To request a copy of the Proxy Statement or a report, please call 1-800-249-6269, write to OneAmerica Funds, Inc., at One American Square, Indianapolis, Indiana 46206, or visit www.oneamericafunds.com.

Prompt execution and return of the enclosed Voting Instruction Form is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

YOU ARE URGED TO PROMPTLY FILL IN, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM, VOTE BY PHONE, OR VOTE BY INTERNET. ONLY SIGNED AND DATED VOTING INSTRUCTIONS RECEIVED BY 11:59 P.M. EASTERN, ON NOVEMBER 15, 2016 AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE WILL BE COUNTED.

By Order of the Board of Directors

/s/ Stephen L. Due
Stephen L. Due
Secretary and Chief Compliance Officer
Indianapolis, Indiana

September 9, 2016

APPENDIX A

ONEAMERICA FUNDS, INC.
OneAmerica Socially Responsive Portfolio

FORM OF PLAN OF SUBSTITUTION

This Plan of Substitution ("Plan") dated August 12, 2016 is made by and among American United Life Insurance Company ("AUL"), a stock insurance company domiciled in the State of Indiana, and OneAmerica Funds, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland.

AUL offers variable life insurance and variable annuity contracts ("Contracts") through separate accounts (each a "Separate Account"). Each Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "Investment Company Act"), or is exempt from such registration. Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a "Subaccount") of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act. The Plan is intended to accomplish the substitution of shares of the OneAmerica Socially Responsive Portfolio of the Fund (the "Portfolio") in which a Subaccount of any Separate Account currently invests, with shares of certain funds listed below (the "New Option").

Separate Account and Product Name (Product Type)	Class of Shares of the Portfolio	Name of the Corresponding New Option and Class of Shares
AUL American Unit Trust - 403B, 457, 401K	Class O	Neuberger Berman Socially Responsive Class A Load Waived
AUL Group Retirement Annuity Separate Account II - 401K	Class O	Neuberger Berman Socially Responsive Class A Load Waived
AUL American Unit Trust - 403B, 457, 401K	Advisor Class	Neuberger Berman Socially Responsive Class R3
AUL Group Retirement Annuity Separate Account II - 401K	Advisor Class	Neuberger Berman Socially Responsive Class R3

WHEREAS, OneAmerica Asset Management, LLC ("OAM"), the investment adviser of the Portfolio, and Fund management have recommended that OAM and the Fund exit the mutual fund business due to economic infeasibility of continued sponsorship of the Fund's portfolios and the failure to achieve adequate economies of scale, and the Fund's Board of Directors (the "Board") has determined that if this Plan is approved by Contract owners and other persons with voting interests under a Contract ("Investors"), it is in the best interests of the Portfolio and its beneficial owners to substitute the New Option for the Portfolio, followed by the liquidation of the Portfolio;

WHEREAS, AUL has advised the Board that AUL desires to substitute the New Option for the Portfolio as an investment option offered through the Contracts funded through a Separate Account pursuant to this Plan, contingent upon approval by the affirmative vote of the beneficial holders of a majority of the outstanding shares of stock of the Portfolio. The Portfolio must have a quorum to conduct its business at the Meeting. Holders of one-third of the shares of stock of the Portfolio entitled to vote present in person or by proxy shall constitute a quorum. Shares held by shareholders present in person or represented by proxy at the meeting (including AUL) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting; and

WHEREAS, the Fund has advised AUL that it will make the liquidation of the Portfolio contingent upon Investor approval of this Plan and any amendments in connection therewith;

NOW THEREFORE, the substitution of the New Option for the Portfolio shall be carried out in the manner hereinafter set forth:

1. EFFECTIVE DATE OF PLAN. The Plan shall become and be effective with respect to the Portfolio only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Portfolio entitled to vote (as defined above). The date of such adoption and approval of the Plan is hereinafter called the "Effective Date."

2. SPECIAL MEETING OF SHAREHOLDERS. The Fund shall provide each of the Investors having an interest in shares of the Portfolio held by the Separate Accounts with proxy materials containing all information reasonably necessary to make an informed judgment about the Plan. AUL, as the record owner of all of the issued and outstanding shares of the Portfolio, shall vote shares in accordance with the instructions received from its Investors. If an Investor's voting instruction proxy card is not properly executed when voting by mail, or if an Investor does not vote at all, the votes will be cast by AUL in the same proportion as it votes shares for which it has received instructions. Shares of the Portfolio held by AUL for its own account shall be voted in its discretion.

3. SUBSTITUTION. On or before December 9, 2016, AUL shall redeem shares of the Portfolio and the proceeds of such redemption shall be used to purchase shares of the New Option (such redemption and purchase is referred to herein as the "Substitution"). The Substitution will take place at relative net asset value with no change in the amount of any Investor's accumulated value or in the dollar amount of his or her investment in the applicable Separate Account.

4. CONDITIONS APPLICABLE TO THE SUBSTITUTION. The Substitution is subject to the following conditions:

(a) Investors shall not incur any redemption fees or sales charges in connection with or as a result of the Substitution transactions, nor shall their rights or AUL's obligations under any Contract be altered.

(b) All expenses incurred in connection with the Substitution shall be paid by AUL and/or OneAmerica Asset Management, LLC, including (without limitation): preparation of proxy materials, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, any necessary filings with the SEC, legal fees, accounting fees, expenses of holding shareholders' meeting, and brokerage fees and certain other transaction costs associated with the sale of holdings of the Portfolio prior to the Liquidation. Any brokerage fees and transaction costs associated with the purchase of portfolio holdings by the New Option as a result of the Substitution, are not considered expenses of the Substitution.

(c) The prospectus for the Portfolio will be updated by means of a supplement that briefly describes the Board's approval of the Plan of Liquidation and the submission of the Plan of Substitution to shareholders and identifies the New Option.

(d) The current summary prospectus of the New Option will be sent to the Investors with the proxy materials that seek approval of the Plan.

(e) Investors with beneficial interests in the Portfolio shall be furnished with notice of and information about the Substitution in the form of a supplement to the Contract.

5. FAILURE TO OBTAIN APPROVAL ON BEHALF OF THE PORTFOLIO. In the event that the Plan is not approved by the Investors attributable to a class of the Portfolio, this Plan will not be implemented with respect to that class of the Portfolio. If Investor approval of this Plan is not obtained by all classes of the Portfolio, any class of the Portfolio that obtained Investor approval will have shares of the corresponding New Option substituted for shares of the Portfolio.

6. TERMINATION BY THE BOARD. At any time prior to the approval of the Plan by Investors at the Special Meeting of Shareholders, the Board may, within its sole discretion, terminate the Plan, in whole or in part, by a resolution of the Board.

SIGNATURES

ONEAMERICA FUNDS, INC.
for the OneAmerica Socially Responsive Portfolio:

By:  /s/ John C. Mason

Name:  John C. Mason

Title:  President

AMERICAN UNITED LIFE INSURANCE COMPANY

By:  /s/ Andrew J. Michie

Name:  Andrew J. Michie

Title:  Senior Vice President and Controller

Accepted and Agreed:

ONEAMERICA ASSET MANAGEMENT, LLC

By:  /s/ John C. Mason

Name:  John C. Mason

Title:  President

(This Page Intentionally Left Blank)

VOTING INSTRUCTION FORM

American United Life Insurance Company

on behalf of the AUL American Unit Trust and AUL Group Retirement Annuity Separate Account II
(“Separate Accounts”) invested in Class O of OneAmerica Socially Responsive Portfolio (the “Portfolio”)

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS for use at the Special Meeting of Shareholders of the Portfolio, a series of OneAmerica Funds, Inc. (the “Fund”) to be held at 1:00 p.m. on November 17, 2016 at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as adjourned from time to time (the “Meeting”). Please take the time to read the Proxy Statement and cast your vote.

The undersigned contract owner or participant under a variable annuity or variable life insurance contract (“Contract”) hereby instructs American United Life Insurance Company® (“AUL”), on behalf of the appropriate Separate Accounts invested in Class O of the Portfolio, to vote the Shares of the Portfolio attributable to his or her Contract at the Meeting in the manner directed below with respect to the matters referred to in the Notice and Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in AUL’s discretion upon such other matters as may properly come before the Meeting.

THE BOARD AND THE MANAGEMENT OF AUL RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 1.

Proposal 1

To approve a Plan of Substitution providing for the substitution of shares of the applicable shares of the New Option.

☐VOTE FOR the	☐WITHHOLD	☐ ABSTAIN from a vote for
Plan of Substitution.	AUTHORITY to	the Plan of Substitution.
vote for the Plan of
Substitution.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PLAN OF SUBSTITUTION. IF THIS VOTING INSTRUCTION IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY AUL IN THE SAME PROPORTION AS THOSE FOR WHICH PROPERLY EXECUTED VOTING INSTRUCTIONS HAVE BEEN RECEIVED.

Dated:                                           Signature(s):

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, OR IF YOU DO PLAN TO ATTEND, BUT WISH TO VOTE BY SUBMITTING VOTING INSTRUCTIONS, PLEASE DATE, SIGN AND MAIL THIS VOTING INSTRUCTION PROMPTLY.

VOTING INSTRUCTION FORM

American United Life Insurance Company

on behalf of the AUL American Unit Trust and AUL Group Retirement Annuity Separate Account II
(“Separate Accounts”) invested in Advisor Class of OneAmerica Socially Responsive Portfolio (the
“Portfolio”)

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS for use at the Special Meeting of Shareholders of the Portfolio, a series of OneAmerica Funds, Inc. (the “Fund”) to be held at 1:00 p.m. on November 17, 2016 at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as adjourned from time to time (the “Meeting”). Please take the time to read the Proxy Statement and cast your vote.

The undersigned contract owner or participant under a variable annuity or variable life insurance contract (“Contract”) hereby instructs American United Life Insurance Company® (“AUL”), on behalf of the appropriate Separate Accounts invested in Advisor Class of the Portfolio, to vote the Shares of the Portfolio attributable to his or her Contract at the Meeting in the manner directed below with respect to the matters referred to in the Notice and Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in AUL’s discretion upon such other matters as may properly come before the Meeting.

THE BOARD AND THE MANAGEMENT OF AUL RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 1.

Proposal 1

To approve a Plan of Substitution providing for the substitution of shares of the applicable shares of the New Option.

☐VOTE FOR the	☐WITHHOLD	☐ ABSTAIN from a vote for
Plan of Substitution.	AUTHORITY to	the Plan of Substitution.
vote for the Plan of
Substitution.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PLAN OF SUBSTITUTION. IF THIS VOTING INSTRUCTION IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY AUL IN THE SAME PROPORTION AS THOSE FOR WHICH PROPERLY EXECUTED VOTING INSTRUCTIONS HAVE BEEN RECEIVED.

Dated:                                           Signature(s):

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, OR IF YOU DO PLAN TO ATTEND, BUT WISH TO VOTE BY SUBMITTING VOTING INSTRUCTIONS, PLEASE DATE, SIGN AND MAIL THIS VOTING INSTRUCTION PROMPTLY.